EX-99.h.2.ix

AMENDMENT NO. 9

TO AMENDED AND RESTATED FUND ACCOUNTING AND FINANCIAL
ADMINISTRATION SERVICES AGREEMENT

THIS AMENDMENT (“Amendment”) is made as of December 1, 2025 (the “Effective Date”) to that certain Amended and Restated Fund Accounting and Financial Administration Services Agreement dated as of January 1, 2014 (as amended, restated, supplemented or otherwise modified) by and between each investment company listed on Schedule A attached thereto (each an “Existing Fund” and collectively, the “Existing Funds”) and The Bank of New York Mellon (referred to herein as “BNY”).

BACKGROUND:

A.	The Existing Funds and BNY are parties to an Amended and Restated Fund Accounting and Financial Administration Services Agreement dated as of January 1, 2014 (the Agreement”), as amended by Amendment No. 1 dated July 1, 2017, Amendment No. 2 dated October 11, 2021, Amendment No. 3 dated December 31, 2021, Amendment No. 4 dated January 31, 2022, Amendment No. 5 dated May 15, 2024, relating to BNY’s provision of fund accounting, financial administration and related services described in the Agreement and Amendment No.6 dated July 30, 2024, Amendment No.7 dated April 1, 2025, and Amendment No. 8 dated April 25, 2025 relating to BNY’s provision of fund accounting, financial administration, and related services described in the Agreement.

B.	The parties desire to amend the Agreement as set forth herein.

C.	This Background section is incorporated by reference into and made part of this Amendment.

TERMS:

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, and intending to be legally bound, the parties agree as follows:

1.        Schedule A of the Agreement is hereby deleted in its entirety and replaced Schedule A attached hereto.

2.        Miscellaneous.

(a) Capitalized terms used in this Amendment not otherwise defined herein shall have the meanings set forth in the Agreement.

(b) As hereby amended and supplemented, the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the terms oft he Agreement, the terms of this Amendment shall control with respect to the matters described herein.

(c) The parties expressly agree that this Amendment may be executed in one or more counterparts and expressly agree that such execution may occur by manual signature on a physically delivered copy of this Amendment, by a manual signature on a copy of this Amendment transmitted by facsimile transmission, by a manual signature on a copy of this Amendment transmitted as an imaged document attached to an email, or by “Electronic Signature”, which is hereby defined to mean inserting an image, representation or symbol of a signature into an electronic copy of this Amendment by electronic, digital or other technological methods. Each counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed counterparts of this Amendment or of executed signature pages to counterparts of this Amendment, in either case by facsimile transmission or as an imaged document attached to an email transmission, shall constitute effective execution and delivery of this Amendment and may be used for all purposes in lieu of a manually executed and physically delivered copy of this Amendment.

(d) If any provision or provisions of this Amendment shall be held to be invalid, unlawful or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

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[Signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed as of the Effective Date by its duly authorized representative indicated below. An authorized representative, if executing this Amendment by Electronic Signature, affirms authorization to execute this Amendment by Electronic Signature and that the Electronic Signature represents an intent to enter into this Amendment and an agreement with its terms.

NC MACAU I, LTD.

By: Nomura Alternative Strategies, a series of Nomura Investment Management Business Trust, solely in its capacity as investment adviser

By signing below Nomura Alternative Strategies in its individual capacity covenants to BNY that NC Macau I, Ltd. has the power to authorize and direct, and has duly authorized and directed, Nomura Alternative Strategies to bind it to the terms of this Amendment

By:	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Senior Vice President

NC MACAU II, LTD.

By: Nomura Alternative Strategies, a series of Nomura Investment Management Business Trust, solely in its capacity as investment adviser

By signing below Nomura Alternative Strategies in its individual capacity covenants to BNY that NC Macau II, Ltd. has the power to authorize and direct, and has duly authorized and directed, Nomura Alternative Strategies to bind it to the terms of this Amendment

By:	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Senior Vice President

CHATTANOOGA OPPORTUNITIES LLC

By: Nomura Alternative Strategies, a series of Nomura Investment Management Business Trust, solely in its capacity as investment adviser

By signing below Nomura Alternative Strategies in its individual capacity covenants to BNY that Chattanooga Opportunities LLC has the power to authorize and direct, and has duly authorized and directed, Nomura Alternative Strategies to bind it to the terms of this Amendment

By:	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Senior Vice President

IVY ASF II, LTD.

By: Nomura Alternative Strategies, a series of Nomura Investment Management Business Trust, solely in its capacity as investment adviser

By signing below Nomura Alternative Strategies in its individual capacity covenants to BNY that Ivy ASF II, Ltd. has the power to authorize and direct, and has duly authorized and directed, Nomura Alternative Strategies to bind it to the terms of this Amendment

By:	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Senior Vice President

IVY VIP ASF II, LTD.

By: Nomura Alternative Strategies, a series of Nomura Investment Management Business Trust, solely in its capacity as investment adviser

By signing below Nomura Alternative Strategies in its individual capacity covenants to BNY that Ivy VIP ASF II, Ltd. has the power to authorize and direct, and has duly authorized and directed, Nomura Alternative Strategies to bind it to the terms of this Amendment

By:	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Senior Vice President

IVY ASF III (SBP), LLC

By: Nomura Alternative Strategies, a series of Nomura Investment Management Business Trust, solely in its capacity as investment adviser

By signing below Nomura Alternative Strategies in its individual capacity covenants to BNY that Ivy ASF III (SBP), LLC has the power to authorize and direct, and has duly authorized and directed, Nomura Alternative Strategies to bind it to the terms of this Amendment

By:	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Senior Vice President

IVY VIP ASF III (SBP), LLC

By: Nomura Alternative Strategies, a series of Nomura Investment Management Business Trust, solely in its capacity as investment adviser

By signing below Nomura Alternative Strategies in its individual capacity covenants to BNY that Ivy VIP ASF III (SBP), LLC has the power to authorize and direct, and has duly authorized and directed, Nomura Alternative Strategies to bind it to the terms of this Amendment

By:	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Senior Vice President

IVY WGA ASF III (SBP), LLC

By: Nomura Alternative Strategies, a series of Nomura Investment Management Business Trust, solely in its capacity as investment adviser

By signing below Nomura Alternative Strategies in its individual capacity covenants to BNY that Ivy WGA ASF III (SBP), LLC has the power to authorize and direct, and has duly authorized and directed, Nomura Alternative Strategies to bind it to the terms of this Amendment

By:	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Senior Vice President

DELAWARE GROUP ADVISER FUNDS
DELAWARE GROUP CASH RESERVE
DELAWARE GROUP EQUITY FUNDS II
DELAWARE GROUP EQUITY FUNDS IV
DELAWARE GROUP EQUITY FUNDS V

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP GOVERNMENT FUND

DELAWARE GROUP INCOME FUNDS

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS

DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX-FREE FUND

DELAWARE POOLED TRUST
DELAWARE VIP TRUST

IVY FUNDS

IVY VARIABLE INSURANCE PORTFOLIOS
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR TAX FREE FUNDS

By:	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Senior Vice President

The Bank of New York Mellon

By:	/s/ Alison M. Gardner
Name:	Allison M. Gardner
Title:	Senior Vice President

Schedule A

The following Fund and its Portfolios and share classes are covered by, and made parties to, the Amendment as of the date first written above:

Registrant, Name of Portfolio and Share Class
Delaware Group® Adviser Funds Nomura Diversified Income Fund – Class A, Class C, Class R, Class R6 and Institutional Class Shares
Delaware Group® Cash Reserve Nomura Ultrashort Fund – Institutional Class Shares
Delaware Group® Equity Funds II Nomura Value Fund – Class A, Class C, Class R, Class R6 and Institutional Class Shares

Delaware Group® Equity Funds IV

Nomura Healthcare Fund – Class A, Class C, Class R and Institutional Class Shares
Nomura Growth and Income Fund – Class A, R6 and Institutional Class Shares

Nomura Opportunity Fund – Class A, Class C, Class R, Class R6 and Institutional Class Shares

Delaware Group® Equity Funds V

Nomura Small Cap Core Fund – Class A, Class C, Class R, Class R6 and Institutional Class Shares
Nomura Cap Value Fund – Class A, Class C, Class R, Class R6 and Institutional Class Shares
Nomura Wealth Builder Fund – Class A, Class C, Class R, Class R6 and Institutional Class Shares

Delaware Group® Global & International Funds Nomura Emerging Markets Fund – Class A, Class C, Class R, Class R6 and Institutional Class Shares

Delaware Group® Government Fund

Nomura Emerging Markets Debt Corporate Fund – Class A, Class C and Institutional Class Shares
Nomura Strategic Income Fund – Class A, Class C, Class R and Institutional Class Shares

Delaware Group® Income Funds

Nomura Corporate Bond Fund – Class A, Class C, Class R, Class R6 and Institutional Class Shares

Nomura Extended Duration Bond Fund – Class A, Class C, Class R, Class R6 and Institutional Class Shares
Nomura Floating Rate Fund – Class A, Class C, Class R, Class R6 and Institutional Class Shares

Delaware Group® Limited-Term Government Funds

Nomura Limited-Term Diversified Income Fund – Class A, Class C, Class R, Class R6 and Institutional Class Shares

Nomura Tax-Free Oregon Fund – Class A and Institutional Class Shares

Delaware Group® State Tax-Free Income Trust Nomura Tax-Free Pennsylvania Fund – Class A, Class C, and Institutional Class Shares
Delaware Group® Tax-Free Fund Nomura Tax-Free USA Fund – Class A, Class C, and Institutional Class Shares Nomura Tax-Free USA Intermediate Fund – Class A, Class C, and Institutional Class Shares
Delaware Pooled® Trust Nomura Global Listed Real Assets Fund – Class A, Class C, Class R, Class R6 and Institutional Class Shares

Delaware VIP® Trust

Nomura VIP Emerging Markets Series – Standard Class Shares and Service Class Shares
Nomura VIP Small Cap Value Series – Standard Class Shares and Service Class Shares
Nomura VIP Fund for Income Series – Standard Class Shares and Service Class Shares
Nomura VIP Growth and Income Series – Standard Class Shares

Nomura VIP Growth Equity Series – Standard Class Shares

Nomura VIP Investment Grade Series – Standard Class Shares and Service Class Shares
Nomura VIP Limited Duration Bond Series – Standard Class Shares

Nomura VIP Opportunity Series– Standard Class Shares

Nomura VIP Total Return Series– Standard Class Shares and Service Class Shares

Registrant, Name of Portfolio and Share Class

Ivy Funds

Nomura Asset Strategy Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares
Nomura Balanced Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares
Nomura Core Equity Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares
Nomura Climate Solutions Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares
Nomura Global Bond Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares
Nomura Global Growth Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares
Nomura High Income Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares
Nomura International Core Equity Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares

Nomura Large Cap Growth Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares
Nomura Mid Cap Growth Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares
Nomura Mid Cap Income Opportunities Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares

Nomura Natural Resources Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares
Nomura Science and Technology Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares

Nomura Real Estate Securities Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares
Nomura Small Cap Growth Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares
Nomura Smid Cap Core Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares

Nomura Systematic Emerging Markets Equity Fund – Class A, Class C, Class R, Class R6, Y Class and Institutional Class Shares

Ivy Variable Insurance Portfolios

Nomura VIP Asset Strategy Series– Standard Class and Service Class Shares
Nomura VIP Balanced Series – Service Class Shares

Nomura VIP Core Equity Series – Service Class Shares
Nomura VIP Corporate Bond Series – Service Class Shares
Nomura VIP Energy Series – Standard and Service Class Shares
Nomura VIP Global Growth Series – Service Class Shares
Nomura VIP Growth Series – Service Class Shares

Nomura VIP High Income Series – Standard and Service Class Shares

Nomura VIP International Core Equity Series – Standard and Service Class Shares
Nomura VIP Limited-Term Bond Series – Service Class Shares

Nomura VIP Mid Cap Growth – Standard and Service Class Shares
Nomura VIP Natural Resources Series – Service Class Shares
Nomura VIP Pathfinder Aggressive Series – Service Class Shares
Nomura VIP Pathfinder Conservative Series – Service Class Shares
Nomura VIP Pathfinder Moderate Series – Service Class Shares

Nomura VIP Pathfinder Moderate – Managed Volatility Series – Service Class Shares
Nomura VIP Pathfinder Moderately Aggressive Series – Service Class Shares

Nomura VIP Pathfinder Moderately Aggressive - Managed Volatility Series – Service Class Shares
Nomura VIP Pathfinder Moderately Conservative Series – Service Class Shares

Nomura VIP Pathfinder Moderately Conservative – Service Managed Volatility Series – Service Class Shares
Nomura VIP Science and Technology Series – Standard and Service Class Shares

Nomura VIP Small Cap Growth Series – Standard and Service Class Shares
Nomura VIP Smid Cap Core Series – Service Class Shares

Nomura VIP Value Series – Service Class Shares

Voyageur Mutual Funds

Nomura Minnesota High-Yield Municipal Bond Fund – Class A, Class C and Institutional Class Shares
Nomura National High-Yield Municipal Bond Fund – Class A, Class C and Institutional Class Shares
Nomura Tax-Free California Fund – Class A, Class C and Institutional Class Shares

Nomura Tax-Free Idaho Fund – Class A, Class C and Institutional Class Shares
Nomura Tax-Free New York Fund – Class A, Class C and Institutional Class Shares

Registrant, Name of Portfolio and Share Class
Voyageur Mutual Funds II Nomura Tax-Free Colorado Fund – Class A, Class C and Institutional Class Shares
Voyageur Tax Free Funds Nomura Tax-Free Minnesota Fund – Class A, Class C and Institutional Class Shares
Chattanooga Opportunities LLC
Ivy ASF II, Ltd.
Ivy VIP ASF II, Ltd.
Ivy ASF III (SBP), LLC
Ivy VIP ASF III (SBP), LLC
Ivy WGA ASF III (SBP), LLC
NC Macau I, Ltd.
NC Macau II, Ltd.